UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2023

TRINITY CAPITAL INC.

(Exact name of Registrant as Specified in Charter)

Maryland	001-39958	35-2670395
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 N. 1st Street 3rd Floor Phoenix, Arizona	85004
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (480) 374-5350

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	TRIN	Nasdaq Global Select Market
7.00% Notes Due 2025	TRINL	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934(§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

Trinity Capital Inc.’s (the “Company”) 2023 Annual Meeting of Stockholders (the “Annual Meeting”) was initially called to order on June 14, 2023 and was adjourned in order to permit additional time to solicit stockholder votes with respect to Proposal 3. The Annual Meeting was reconvened on June 21, 2023.

At the Annual Meeting, the Company submitted three matters to the vote of its stockholders, each of which is described in detail in the Company’s definitive proxy statement (the “Proxy Statement”) filed with the Securities and Exchange Commission on April 27, 2023. As of the close of business on April 17, 2023, the record date for the Annual Meeting, there were 35,969,419 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting. A summary of the matters voted upon by the Company’s stockholders at the Annual Meeting is set forth below.

Proposal 1: Election of Directors

The Company’s stockholders re-elected two directors to the Board of Directors to serve until the 2026 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified. The following votes were taken in connection with this proposal:

Name	For	Against	Abstain	Broker Non-Votes
Ronald E. Estes	16,626,476	2,972,733	268,357	–
Michael E. Zacharia	17,151,073	2,450,212	266,281	–

Proposal 2: Adoption of Articles of Amendment and Restatement

The Company’s stockholders approved a proposal to amend the Articles of Amendment and Restatement of the Company to declassify the Company’s Board of Directors, subject to a four-year sunset.

For	Against	Abstain	Broker Non-Votes
19,309,325	341,338	216,903	–

Proposal 3: Issuance of Shares Below Net Asset Value

The Company’s stockholders approved the proposal to authorize the Company to sell or otherwise issue up to 25% of the then outstanding shares of the Company’s common stock at an offering price per share to investors that is below the Company’s then current net asset value per share. The following vote was taken in connection with this proposal:

	For	Against	Abstain	Broker Non-Votes
All Stockholders	15,928,177	3,354,008	585,381	–
Stockholders Without Affiliates	13,139,267	3,354,008	585,381	–

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Trinity Capital Inc.

June 21, 2023	By:	/s/ Steven L. Brown
		Name:	Steven L. Brown
		Title:	Chief Executive Officer